Emergent BioSolutions Announces Sale of Baltimore-Camden Manufacturing Site to Bora Pharmaceuticals for $30 Million
GAITHERSBURG, Md., June 20, 2024 – Emergent BioSolutions Inc. (NYSE: EBS) today announced that it has entered into a definitive agreement to sell its drug product facility in Baltimore-Camden to an affiliate of Bora Pharmaceuticals Co., Ltd. (“Bora”, TWSE: 6472), a leading international pharmaceutical services company, for a total value of approximately $30 million. The Camden site, which is part of Emergent’s Contract Development and Manufacturing Organization (CDMO), has clinical and commercial non-viral aseptic fill/finish services on four fill lines, including lyophilization, formulation development, and support services. Alongside the facility, approximately 350 current Emergent employees are expected to join Bora as part of the transaction.
“The decision to sell our Camden manufacturing facility is aligned with our multi-year plan to create a customer focused, leaner and more flexible organization, while we improve overall profitability and raise capital to reduce our debt,” said Joe Papa, President and CEO at Emergent. “We are grateful to our dedicated colleagues who have embodied Emergent’s mission to protect and enhance life by delivering on our customers’ commitments. We are working to ensure a smooth transition to Bora, especially for our Camden team and valued customers, over the coming weeks and months."
This divestiture, combined with Emergent’s recently announced strategic operational changes to stabilize its financial position, are key steps to achieving improvement in Emergent’s cost structure and performance by streamlining the broader manufacturing network to Lansing, Michigan and Winnipeg, Canada sites.
Papa adds, “Executing this transaction is part of our strategic efforts to ensure long-term sustainability and growth at Emergent and enables us to focus on core areas of opportunity more aligned with the company’s future.”
The agreement includes a transfer of assets, equipment, and workforce associated with the Baltimore-Camden facility, and is expected to close in the third quarter of 2024, subject to the satisfaction or waiver of customary closing conditions.
For Emergent, Truist Securities served as financial advisor, and Covington & Burling LLP served as legal counsel in connection with this transaction.
About Emergent BioSolutions
At Emergent, our mission is to protect and enhance life. For 25 years, we’ve been at work defending people from things we hope will never happen—so we are prepared just in case they ever do. We provide solutions for complex and urgent public health threats through a portfolio of vaccines and therapeutics that we develop and manufacture for governments and consumers. We also offer a range of integrated contract development and manufacturing services for pharmaceutical and biotechnology customers. To learn more about how we plan to protect or enhance 1 billion lives by 2030, visit our website and follow us on LinkedIn, X, Instagram, Apple Podcasts and Spotify.
Safe Harbor Statement
This press release includes forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. All statements, other than statements of historical fact, including statements regarding the expected timing for completion of the disposition of Emergent’s Baltimore-Camden facility and transfer of employees, Emergent’s ability to achieve the objectives of the disposition, including achieving improvement in cost structure and performance by streamlining Emergent’s manufacturing network, and Emergent’s future results, are forward-looking statements. We generally identify forward-looking statements by using words like “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “forecast,” “future,” “goal,” “improve,”

“intend,” “may,” “plan,” “position,” “possible,” “potential,” “predict,” “project,” “should,” “target,” “will,” “would,” and similar expressions or variations thereof, or the negative thereof, but these terms are not the exclusive means of identifying such statements. Forward-looking statements are based on our current intentions, beliefs and expectations regarding future events based on information that is currently available. We cannot guarantee that any forward-looking statements will be accurate. Readers should realize that if underlying assumptions prove inaccurate or if known or unknown risks or uncertainties materialize, actual results could differ materially from our expectations. Readers are, therefore, cautioned not to place undue reliance on any forward-looking statements. Any forward-looking statement speaks only as of the date of this press release, and, except as required by law, we do not undertake any obligation to update any forward-looking statement to reflect new information, events or circumstances.
There are a number of important factors that could cause Emergent’s actual results to differ materially from those indicated by any forward-looking statements. Readers should consider this cautionary statement, as well as the risk factors and other disclosures included in our periodic reports filed with the U.S. Securities and Exchange Commission, when evaluating our forward-looking statements.

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